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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                December 01, 2000
                Date of Report (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of November 27, 1996, which together formed the Corporate Bond-Backed Certificates Trust, Series 1996-DHC-1, which issued Corporate Bond Backed Certificates, Series 1996-DHC-1)

                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    033-73438-03               13-3447441
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                 Number)               Identification No.)


Three World Financial Center                                       10285

200 Vesey Street                                                 (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

On December 01, 2000 distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1996-DHC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 01, 2000.

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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2000

                                                 THE BANK OF NEW YORK
                                                 AS TRUSTEE, FOR
                                                 CORPORATE BOND-BACKED
                                                 CERTIFICATES TRUST,
                                                 SERIES 1996-DHC-1



                                                 By:
                                                    ----------------------
                                                          ENRICO D. REYES
                                                          VICE PRESIDENT

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                                  EXHIBIT INDEX

Exhibit Number                    Description

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 01, 2000.

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